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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): AUGUST 16, 2005

                             MEDIACOM BROADBAND LLC
                         MEDIACOM BROADBAND CORPORATION
           (Exact names of Registrants as specified in their charters)

        DELAWARE                    333-72440                 06-1615412
        DELAWARE                   333-72440-01               06-1630167
(State of incorporation)      (Commission File No.)         (IRS Employer
                                                         Identification Nos.)

                              100 CRYSTAL RUN ROAD
                           MIDDLETOWN, NEW YORK 10941
                    (Address of principal executive offices)

                  Registrants' telephone number: (845) 695-2600


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

      In connection with the proposed offering of senior notes by Mediacom Broadband LLC and Mediacom Broadband Corporation, wholly-owned subsidiaries of Mediacom Communications Corporation, the following information was disclosed to potential investors.

                        TELEPHONY READY HOMES

                        6/30/2005A     8/15/2005A    12/31/2005E
MEDIACOM LLC                17,000        130,000        270,000
MEDIACOM BROADBAND          93,000        870,000      1,230,000
MCCC                       110,000      1,000,000      1,500,000

Broadband serves 8 of MCCC's top 10 markets

      Attached hereto as Exhibit 99.1 is an excerpt of certain items included in the preliminary offering memorandum relating to the offer of the senior notes.

      The senior notes will be offered to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. The senior notes will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, the senior notes nor shall there be any sale of the senior notes in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

      Any statements in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those Mediacom Broadband LLC and Mediacom Broadband Corporation anticipate. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the reports and documents Mediacom Broadband LLC and Mediacom Broadband Corporation file from time to time with the Securities and Exchange Commission. Statements included in this Form 8-K are based upon information known to Mediacom Broadband LLC and Mediacom Broadband Corporation as of the date of this Form 8-K, and Mediacom Broadband LLC and Mediacom Broadband Corporation assume no obligation to (and expressly disclaim any such obligation to) publicly update or alter their forward-looking statements made in this Form 8-K, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.

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ITEM 8.01. OTHER EVENTS.

      On August 16, 2005, Mediacom Broadband LLC and Mediacom Broadband Corporation issued a press release pursuant to Rule 135c of the Securities Act concerning the proposed issuance by Mediacom Broadband LLC and Mediacom Broadband Corporation of senior notes under Rule 144A. A copy of such press release is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired - None

(b)   Pro Forma Financial Information - None

(c)   Exhibits:

EXHIBIT NO.       DESCRIPTION
-----------       -----------
   99.1           Excerpt of certain items included in the preliminary offering memorandum relating to the offer of the senior notes

   99.2           Press release issued on August 16, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2005

                                      MEDIACOM BROADBAND LLC

                                      By: /S/ MARK E. STEPHAN
                                          --------------------------------------
                                          Mark E. Stephan
                                          Executive Vice President and
                                          Chief Financial Officer

                                      MEDIACOM BROADBAND CORPORATION

                                      By: /S/ MARK E. STEPHAN
                                          --------------------------------------
                                          Mark E. Stephan
                                          Treasurer and Secretary